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                                                                   Exhibit 23.1

             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report (dated February 1, 1994) included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (Registration No. 33-61914).



                                      ARTHUR ANDERSEN & CO.

Los Angeles, California
March 30, 1994